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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    Form 8K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

                        Date of Report: August 23, 1996

                         COMPARATOR SYSTEMS CORPORATION


           Colorado                       0-8951               95-3151060
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(State of other jurisdiction           Commission       (IRS Employer
      of incorporation)                File Number      Identification Number)



4350 Von Karman Avenue, Suite 180      Newport Beach, California  92660
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Registrant's telephone number including area code:  (714)851-4300


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         --------------------------------
         (a)  None
         (b)  None


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------
         None


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         --------------------------
         Not Applicable


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------
         The Company has retained the accounting firm of Farber & Hass as its new auditor, to replace its former auditor, Eli Buchalter Accountancy Corp., which has withdrawn as the Company's certifying accountant.


ITEM 5.  OTHER EVENTS
         ------------
         The Company has been notified by its its former auditor, Eli Buchalter Accountancy Corp., that with respect to its report dated September 20, 1995 on the Company's June 30, 1995 financial statements, it is withdrawing its opinion on those financial statements. It has requested that the Company notify holders of its June 30, 1995 financial statements to return them to the Company and to not place any further reliance on those statements and the report thereon.


ITEM 6.  APPOINTMENT OF REGISTRANT'S DIRECTORS
         -------------------------------------
         None


Date:          August 23, 1996                   BY:  /s/ GREGORY ARMIJO
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                                                      Gregory Armijo
                                                      Corporate Secretary